UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  June 21, 2004
         (Date of Earliest Event Reported:  June 18, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware                 1-14365              76-0568816
  (State or other        (Commission File       (I.R.S. Employer
  jurisdiction of             Number)          Identification No.)
 incorporation or
   organization)


                          El Paso Building
                        1001 Louisiana Street
                        Houston, Texas 77002
         (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600




Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On June 18, 2004, we announced that we closed the sale of our interests in Utility Contract Funding (UCF) to a subsidiary of The Bear Stearns Companies Inc., for approximately $21 million. The transaction will eliminate approximately $815 million of consolidated, non-recourse debt. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

              Exhibit
              Number       Description
              -------      -----------
               99.A        Press Release dated June 18, 2004.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:  /s/ Jeffrey I. Beason
                                 -------------------------
                                     Jeffrey I. Beason
                                   Senior Vice President
                                       and Controller
                               (Principal Accounting Officer)

Dated:  June 21, 2004

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated June 18, 2004.